SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

October 13, 2003

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(650) 952-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure.

On October 13, 2003, The Gap, Inc. (the “Company”) issued a press release announcing the appointment of Nick J. Cullen as Chief Supply Chain Officer and Michael B. Tasooji as Chief Information Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.	Exhibits.

99.1	Press Release dated October 13, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC. (Registrant)

Date:	October 13, 2003	By:	/s/ PAUL S. PRESSLER
Paul S. Pressler President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 13, 2003